

         MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
  of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                  Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

         HOUSEHOLD AUTOMOTIVE TRUST IV
         Class A Notes, Series 2000-1


1.   This Certificate relates to the             October 17, 2000
Distribution Date occurring on

2.  Series 2000-1 Information

(a)  The amount of Collected Funds with respect    $30,301,680.16
to the Collection Period was equal to

(b)  The amount of Available Funds with respect    $30,301,680.16
to the Collection Period was equal to

(c)  The  Liquidated Receivables for the            $6,580,620.48
Collection Period was equal to

(d)  Net Liquidation Proceeds for the               $2,412,367.63
Collection Period was equal to
        (i) The annualized net default rate             6.459221%

(e)  The principal balance of Series 2000-1
Receivables at the beginning
        of the Collection Period was equal to     $785,697,102.33

(f)  The principal balance of Series 2000-1
Receivables on the last day
        of the Collection Period was equal to     $763,066,540.40

(g)  The aggregate outstanding  balance of the
Series 2000-1 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such     $50,885,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 2000-1 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such     $11,889,000.00
Distribution Date was equal to

(i)  The aggregate outstanding  balance of the
Series 2000-1 Receivables which were three or
        more payments (60+ days) delinquent as
of the close of business on the last day of the
        Collection Period with respect to such      $8,314,000.00
Distribution Date was equal to



(j)  The Base Servicing Fee paid on the             $1,964,242.76
Distribution Date was equal to

(k)  The Principal Distributable Amount for the    $14,709,865.25
Distribution Date was equal to

(l)  The Principal Amount Available for the        $27,070,135.89
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was     $510,703,116.51
equal to

(n)  The Aggregate Optimal Note Principal         $495,993,251.26
Balance was equal to

(o)  The Targeted Credit Enhancement Amount was   $289,965,285.35
equal to

(p)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was                 $0.38
equal to

(q)  The Targeted Reserve Account Balance was      $22,891,996.21
equal to

(r)  The Reserve Account Deposit Amount for the             $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount     $4,439,573.96
for the Distribution Date

(t)  The Reserve Account Shortfall for the                  $0.00
Distribution Date

(u)  The amount on deposit in the Reserve          $22,891,996.21
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was             3.000000%
equal to

(w)  The Targeted Overcollateralization Amount    $267,073,289.14
was equal to

(x)   The ending overcollateralization was        $267,073,289.14
equal to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
       Distribution Date was equal to                  35.000000%

(z)  The Weighed Average Coupon (WAC) was equal        18.692000%
to

(aa)  The Weighed Average Remaining Maturity                   51
(WAM) was equal to




3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                  $104.46298
   2.   Principal Distribution per $1,000              $103.59060
   3.   Interest Distribution per $1,000                 $0.87238

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                     6.090000%
   2.   Class A-1 principal balance - beginning    $25,251,116.51
of period
   3.   Accrual convention                      Actual/360
   4.   Days in Interest Period
                                                               29
   5.   Class A-1 interest due                        $123,877.77
   6.   Class A-1 interest paid                       $123,877.77
   7.   Class A Interest Carryover Shortfall                $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning     $25,251,116.51
of period
   2.  Class A-1 principal - amount due            $14,709,865.25
   3.  Class A-1 principal - amount paid           $14,709,865.25
   4.  Class A-1 principal balance - end of        $10,541,251.26
period
   5.  Class A Principal Carryover Shortfall                $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the           2.125281%
total Notes outstanding on the Distribution
Date
   8.  Class A-1 Notes as a percentage of the           1.381433%
Pool Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                    $5.70833
   2.   Principal Distribution per $1,000                $0.00000
   3.   Interest Distribution per $1,000                 $5.70833

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                    6.850000%
   2.   Class A-2 principal balance - beginning   $153,000,000.00
of period
   3.   Accrual convention                      30/360
   4.   Days in Interest Period
                                                               29
   5.   Class A-2 interest due                        $873,375.00
   6.   Class A-2 interest paid                       $873,375.00
   7.   Class A Interest Carryover Shortfall                $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning    $153,000,000.00
of period
   2.  Class A-2 principal - amount due                     $0.00
   3.  Class A-2 principal - amount paid                    $0.00
   4.  Class A-2 principal balance - end of       $153,000,000.00
period
   5.  Class A Principal Carryover Shortfall                $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the          30.847194%
total Notes outstanding on the Distribution
Date
   8.  Class A-2 Notes as a percentage of the          20.050676%
Pool Balance on the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage         21.432109%
of the Pool Balance on the Distribution Date



(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                    $6.08333
   2.   Principal Distribution per $1,000                $0.00000
   3.   Interest Distribution per $1,000                 $6.08333

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                    7.300000%
   2.    Class A-3 principal balance -            $169,000,000.00
beginning of period
   3.    Accrual convention                     30/360
   4.   Class A-3 interest due                      $1,028,083.33
   5.   Class A-3 interest paid                     $1,028,083.33
   6.   Class A Interest Carryover Shortfall                $0.00
with respect to Class A-3
   7.   Class A-3 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning    $169,000,000.00
of period
   2.  Class A-3 principal - amount due                     $0.00
   3.  Class A-3 principal - amount paid                    $0.00
   4.  Class A-3 principal balance - end of       $169,000,000.00
period
   5.  Class A Principal Carryover Shortfall                $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the          34.073044%
total Notes outstanding on the Distribution
Date
   8.  Class A-3 Notes as a percentage of the          22.147479%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a               43.579588%
percentage of the Pool Balance on the
Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                    $6.23333
   2.   Principal Distribution per $1,000                $0.00000
   3.   Interest Distribution per $1,000                 $6.23333

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                    7.480000%
   2.    Class A-4 principal balance -            $163,452,000.00
beginning of period
   3.    Accrual convention                     30/360
   4.   Class A-4 interest due                      $1,018,850.80
   5.   Class A-4 interest paid                     $1,018,850.80
   6.   Class A Interest Carryover Shortfall                $0.00
with respect to Class A-4
   7.   Class A-4 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning    $163,452,000.00
of period
   2.  Class A-4 principal - amount due                     $0.00
   3.  Class A-4 principal - amount paid                    $0.00
   4.  Class A-4 principal balance - end of       $163,452,000.00
period
   5.  Class A Principal Carryover Shortfall                $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class A-4. Notes as a percentage of the         32.954481%
total Notes outstanding on the Distribution
Date
   8.  Class A-4 Notes as a percentage of the          21.420412%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a          65.000000%
percentage of the Pool Balance on the
Distribution Date
